                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                            10% SENIOR NOTES DUE 2008

                                       OF

                             LA PETITE ACADEMY, INC.
                                       AND
                                LPA HOLDING CORP.

                           PURSUANT TO THE PROSPECTUS
                              DATED ______ __, 1998

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. , NEW YORK CITY TIME,
                     ON ________ __, 1998, UNLESS EXTENDED.

              To: PNC Bank, National Association, as Exchange Agent

                           Two Tower Center Boulevard
                        East Brunswick, New Jersey 08816
                             Attention: Robert Frier
                             Telephone: 732-220-3729
                             Facsimile: 732-220-3745


         Delivery of this instrument to an address other than as set forth above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned acknowledges that he or she has received the Prospectus, dated ________ __, 1998 (the "Prospectus"), of La Petite Academy, Inc. and LPA Holding Corp. (together, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange their 10% Series B Senior Notes due 2008 (the "New Notes") for an equal principal amount of their 10% Senior Notes due 2008 (the "Old Notes" and, together with the New Notes, the "Notes"). The terms of the New Notes are identical in all material respects to the Old Notes, except that the New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer and will not contain certain provisions providing for the payment of liquidated damages to the holders of the Old Notes under certain circumstances relating to the Registration Rights Agreement (as defined in the Prospectus). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ________, 1998, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.


         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message (as defined in the Prospectus) or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 5.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

         If the undersigned is a broker-dealer that receives New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities (other than Old Notes acquired directly from the Issuers), the undersigned may be deemed to be an "underwriter" under the Securities Act and the undersigned acknowledges, therefore, that it will deliver a prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                  BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

                    DESCRIPTION OF 10% SENIOR NOTES DUE 2008


---------------------------------------------------- ----------------------- ---------------------------- --------------------------

                                                                                                          Principal Amount
                                                                                Aggregate Principal       Tendered (Must be
Name(s) and Address(es) of Registered Holder(s)                                       Amount              in Integral
                (Please Fill in, if Blank)           Certificate                    Represented           Multiples of
                                                     Numbers                     By Certificate(s)        $1,000)*
---------------------------------------------------- ----------------------- ---------------------------- --------------------------

                                                     ----------------------- ---------------------------- --------------------------

                                                     ----------------------- ---------------------------- --------------------------

                                                     ----------------------- ---------------------------- --------------------------

                                                     ----------------------- ---------------------------- --------------------------

                                                     ----------------------- ---------------------------- --------------------------
                                                            Total
------------------------------------------------------------------------------------------------------------------------------------

*Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

         If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix such schedule to this Letter of Transmittal.

         The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):


Name(s) of Registered Holder(s):

Window Ticket Number (if any):


Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:
Name: ____________________________________________________
                           (Please Print)

Address: ___________________________________________________
                           (Include Zip Code)

SPECIAL REGISTRATION INSTRUCTIONS
(SEE INSTRUCTIONS 7, 8 AND 9)

         To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name  ______________________________________________________
                           (Please Print)

Address  ___________________________________________________
                           (Include Zip Code)

              ____________________________________________________
                 (Tax Identification or Social Security Number)



SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 7, 8 AND 9


        To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.


Deliver certificate(s) to:

Name ____________________________________________________
                           (Please Print)

Address__________________________________________________
                           (Include Zip Code)

                  ____________________________________________________
                     (Tax Identification or Social Security Number)

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of

Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Old Notes with full power of substitution (i) to deliver certificates for such Old Notes to the Issuers and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (ii) to present such Old Notes for transfer on the books of the Issuers, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Issuers. The undersigned and any beneficial owner of Old Notes tendered hereby further represent and warrant that (i) the New Notes acquired by the undersigned and any such beneficial owner of Old Notes pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, (ii) neither the undersigned nor any such beneficial owner has an arrangement with any person to participate in the distribution of such New Notes, (iii) neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate," as defined under Rule 405 promulgated under the Securities Act, of the Issuers. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuers or who tenders in the Exchange Offer for the purpose of participating in a distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer -- Purpose and Effect of the Exchange Offer." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

         For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

         If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of

Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

         Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuers have no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message and any other documents required by this Letter of Transmittal to the

Exchange Agent prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 5.

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X________________________________   Date:______________________________________

X________________________________   Date:______________________________________
          (Signature(s) of Registered Holder(s) or Authorized Signatory

Area Code and Telephone Number:_________________________________________________


         The above lines must be signed by the registered holder(s) as his or her name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If this Letter of Transmittal or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) so indicate and set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 7.


Name(s):________________________________________________________________________
                                (Please Print)
________________________________________________________________________________

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)


Signature(s) Guaranteed by an Eligible Institution:
(If required by Instruction 7)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name of Person


Date: ____________________, 1998

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Procedures for Tendering. This Letter of Transmittal or a facsimile hereof, properly completed and duly executed, or an Agent's Message and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. In addition, either (i) certificates for tendered Old Notes must be received by the Exchange Agent along with the Letter of Transmittal or (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Old Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date or (iii) the Holder must comply with the guaranteed delivery procedures described below.

         The method of delivery of Old Notes and this Letter of Transmittal and any other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In the case of physical delivery of Old Notes, if sent by mail, it is recommended that registered mail, return receipt requested, be used and proper insurance be obtained. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuers.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes if the Issuers' acceptance of such Old Notes would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give any such notification, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that the Issuers determine are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.


         2. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on such beneficial owner's own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering such beneficial owner's Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

         3. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 10% Senior Notes due 2008" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

         4. Book-Entry Transfer. Any financial institution that is a participant in DTC's system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, an Agent's Message must be transmitted to and received by the Exchange Agent on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

         5. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made through an Eligible Institution (as defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) or an Agent's Message together with the certificate(s) representing the Old Notes, or a Book-Entry Confirmation, and

any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof) or an Agent's Message, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         6. Withdrawal of Tenders. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the persons withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers in their sole discretion, which determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described above in Instruction 1, under Procedures for Tendering, at any time prior to the Expiration Date.

         7. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.


         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder or holders and neither the "Special Delivery Instructions" nor the "Special Registration Instructions" has been completed, then such holder or holders need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder or holders must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and, unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 7 must be guaranteed by an Eligible Institution which is a member of
(a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

         Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box set forth herein entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of an Eligible Institution.

         8. Special Registration and Delivery Information. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person singing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         9. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.


         Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         10. Waiver of Conditions. The Issuers reserve the right, in their sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent by telephone at (732) 220-3729 or by facsimile at (732) 220-3745.

         12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT TAX INFORMATION

         The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


--------------------------------------------------------------------------------
Name of Holder (if joint, list first and circle the name of the person or entity whose number you enter in Part I below).
--------------------------------------------------------------------------------
Address (if Holder does not complete, signature below will constitute a certification that the above address is correct. )
--------------------------------------------------------------------------------

PAYOR'S NAME: LA PETITE ACADEMY, INC. and LPA HOLDING CORP.



SUBSTITUTE                              Part I-PLEASE PROVIDE YOUR TIN IN THE
FORM W-9                                BOX Social Security Number(s)
DEPARTMENT OF THE TREASURY              AT RIGHT AND CERTIFY BY SIGNING AND DATING           OR
INTERNAL REVENUE SERVICE                BELOW.  If you do not have a number, see How       _________
PAYOR'S REQUEST                         Part II-FOR PAYEES EXEMPT FROM BACKUP              Employer Identification Number
                                        to Obtain a "TIN" in the enclosed Guidelines.
FOR TAXPAYER                            WITHHOLDING, SEE THE ENCLOSED GUIDELINES FOR       _________________________
IDENTIFICATION NUMBER                   CERTIFICATION OF TAXPAYER IDENTIFICATION
("TIN")                                 NUMBER ON SUBSTITUTE FORM W-9

                                        CERTIFICATION-Under penalties of
                                        perjury, I certify that: (1) The number
                                        shown on this form is my correct
                                        Taxpayer Identification Number (or I am
                                        waiting for a number to be issued for
                                        me), and (2) I am not subject to backup
                                        withholding either because I have not
                                        been notified by the Internal Revenue
                                        Service (IRS) that I am subject to
                                        backup withholding as a result of a
                                        failure to report all interest or
                                        dividends, or the IRS has notified me
                                        that I am no longer subject to backup
                                        withholding.

                                        CERTIFICATION INSTRUCTIONS. You must
                                        cross out item (2) above if you have

                                        been notified by the IRS that you are
                                        subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                        IRS that you are no longer subject to
                                        backup withholding, do not cross out
                                        item (2). (Also see instructions in the
                                        enclosed Guidelines for Certification of
                                        Taxpayer Identification Number on
                                        Substitute Form W-9. )




SIGNATURE  _______________________________           DATE



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER
         THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                          (DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered          Old Notes Tendered           Old Notes Accepted
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Delivery Prepared By _____________ Checked By _______________ Date _____________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. --Social Security numbers have nine digits separated by two hyphens: i. e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i. e. 00-0000000. The table below will help determine the number to give the payor.

   -----------------------------------------------------------------------------
                                                          GIVE THE
                                                          SOCIAL SECURITY
            FOR THIS TYPE OF ACCOUNT:                     NUMBER OF
   -----------------------------------------------------------------------------
   1.  An individual's account                            The individual
   2.  Two or more individuals (joint account)            The actual owner of
                                                          the account or, if
                                                          combined funds, the
                                                          first individual on
                                                          the account(1)
   3.  Custodian account of a minor                       The minor(2)
       (Uniform Gift to Minors Act)
   4.  Adult and minor (joint account)                    The adult or, if the
                                                          minor is the only
                                                          contributor, the
                                                          minor(1)
   5.  Account in the name of guardian or committee       The ward, minor, or
       for a designated ward, minor, or                   incompetent person(3)
       incompetent person

   6.  a. The usual revocable savings trust account       The grantor-trus
       (grantor is also trustee)                          tee(1)
       So-called trust account that is not a              The actual owner(1)
       legal or valid trust under State law
   7.  Sole proprietorship account                        The Owner(4)
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                                          GIVE THE EMPLOYER
     FOR THIS TYPE OF ACCOUNT:                            IDENTIFICATION
                                                          NUMBER OF
   -----------------------------------------------------------------------------
   8.  A valid trust, estate, or pension trust            Legal entity (Do not
                                                          furnish the
                                                          identifying number
                                                          of the personal
                                                          representative or
                                                          trustee unless the
                                                          legal entity itself
                                                          is not designated in
                                                          the account title)(5)

   9.  Corporate account                                  The corporation
   10. Religious, charitable, or educational              The organization
       organization account
   11. Partnership account held in the name of the        The partnership
       business
   12. Association, club, or other tax-exempt             The organization
       organization
   13. A broker or registered nominee                     The broker or
                                                          nominee
   14. Account with the Department of Agriculture in      The public entity
       the name of a public entity (such as a
       State or local government, school district or
       prison) that receives agricultural program
       payments
   ----------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished. (2) Circle the minor's name and furnish the minor's social security number. (3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number. (4) Show the name of the owner, but also enter business or "doing business as" name. Use either the owner's social security number or employer identification number. (5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

         OBTAINING A NUMBER

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.



         PAYEES EXEMPT FROM BACKUP WITHHOLDING

         Payees specifically exempted from backup withholding on ALL payments include the following:

         - A Corporation.

         - A financial institution.

         - An organization exempt from tax under section 501(a), or an individual retirement plan.

         - The United States or any agency or instrumentality thereof.

         - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

         - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

         - An international organization or any agency, or instrumentality thereof.

         - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

         - A real estate investment trust.

         - A common trust fund operated by a bank under section 584(a).

         - An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

         - An entity registered at all times under the Investment Company Act of 1940.


         - A foreign central bank of issue.

           Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         - Payments to nonresident aliens subject to withholding under section 1441.

         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

         - Payments of patronage dividends where the amount received is not paid in money.

         - Payments made by certain foreign organizations.

         - Payments made to a nominee.

           Payments of interest not generally subject to backup withholding include the following:

         - Payments of interest on obligations issued by individuals.

         Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

         - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

         - Payments described in section 6049(b)(5) to non-resident aliens.

         - Payments on tax-free covenant bonds under section 1451.

         - Payments made by certain foreign organizations.

         - Payments made to a nominee.

         Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS ALSO SIGN AND DATE THE FORM.

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(a), 6045, and 6050A.

PRIVACY ACT NOTICE. --Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. --If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. --If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. --If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CIVIL PENALTY FOR FALSIFYING INFORMATION. --Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.